UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 12, 2026
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2026-C36

(Central Index Key Number 0002145539)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-283510-05	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

On August 12, 2026, BofA Securities, Inc. (“BOAS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Barclays Capital Inc. (“BCI”), Citigroup Global Markets Inc. (“Citi”), J.P. Morgan Securities LLC (“JPMS”), Wells Fargo Securities, LLC (“WFS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”) entered into an agreement, dated as of August 12, 2026, among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, BOAS, Morgan Stanley, BCI, Citi, JPMS, WFS, Academy and Drexel as underwriters (BOAS, Morgan Stanley, BCI, Citi, JPMS, WFS, Academy and Drexel, collectively in such capacity, the “Underwriters”), and BANA (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about August 26, 2026.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $619,061,000.

On or about August 26, 2026, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2026-C36 (the “Certificates”), is expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2026-C36, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of August 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC (“Trimont”), as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
U-Haul AREC Portfolio 22	4.3	N/A
Pismo Beach & Queenstown Premium Outlets	4.4	N/A
Arizona Mills	4.5	N/A(1)
Orchard at Saddleback	4.6	N/A(1)
One Dag	4.7	4.2

(1)                The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 26, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be thirty-one (31) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on fifty-seven (57) commercial and/or multifamily properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between the Registrant and AREF2, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from Barclays Capital Real Estate Inc. (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between the Registrant and Barclays, an executed version of which is attached hereto as Exhibit 99.4; certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between the Registrant and CREFI, an executed version of which is attached hereto as Exhibit 99.5; certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank,

National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.6; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.7.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $81,433,284, by the Registrant to BOAS, Morgan Stanley, BCI, Citi, JPMS, WFS, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of August 12, 2026, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 13, 2026 and as filed with the Securities and Exchange Commission on August 14, 2026 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated August 13, 2026.

The related registration statement (file no. 333-283510) was originally declared effective on January 30, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of August 12, 2026, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2026, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of July 1, 2026, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	U-Haul AREC Portfolio 22 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.4	Pismo Beach & Queenstown Premium Outlets Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.5	Arizona Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	Orchard at Saddleback Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	One Dag Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 13, 2026, which such certification is dated August 13, 2026.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Argentic Real Estate Finance 2 LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Barclays Capital Real Estate Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Citi Real Estate Funding Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between JPMorgan Chase Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2026	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of August 12, 2026, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

(E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2026, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.2

Pooling and Servicing Agreement, dated and effective as of July 1, 2026, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.3	U-Haul AREC Portfolio 22 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pismo Beach & Queenstown Premium Outlets Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.5	Arizona Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	Orchard at Saddleback Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	One Dag Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 13, 2026, which such certification is dated August 13, 2026.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Argentic Real Estate Finance 2 LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.4

Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Barclays Capital Real Estate Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Citi Real Estate Funding Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.6

Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between JPMorgan Chase Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

(E)
99.7

Mortgage Loan Purchase Agreement, dated and effective as of August 12, 2026, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

(E)